Exhibit 99.2

    CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
     PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


Pursuant to 18 U.S.C. Section 1350, I, William Bozsnyak, hereby certify that, to the best of my knowledge, the Quarterly Report of SearchHelp, Inc. on Form 10-KSB for the year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, and that the information contained in that Report fairly presents, in all material respects, the financial condition and results of operations of SearchHelp, Inc..


Date: June 24, 2003
                                             /s/William Bozsnyak
                                             -------------------
                                             William Bozsnyak
                                             Chairman, Chief Executive Officer
                                             and Director


This certification accompanies this Report on Form 10-KSB pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by Section 906 has been provided to SearchHelp, Inc. and will be retained by SearchHelp, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.